Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
November 30, 2000



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.5522%



        Excess Protection Level
          3 Month Average   6.10%
            November, 2000   6.41%
            October, 2000   6.24%
            September, 2000   5.66%


        Cash Yield                                  19.74%


        Investor Charge Offs                         4.46%


        Base Rate                                    8.87%


        Over 30 Day Delinquency                      5.24%


        Seller's Interest                           11.84%


        Total Payment Rate                          13.77%


        Total Principal Balance                     $56,372,819,075.31


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $6,672,128,513.82